     As filed with the Securities and Exchange Commission on April 19, 1996

                                               Registration No. 333-559
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                      SECURITIES  AND  EXCHANGE  COMMISSION
                             WASHINGTON, D.C. 20549


                               AMENDMENT NO. 2 TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               -------------------

                             POLYVISION CORPORATION
                 (FORMERLY INFORMATION DISPLAY TECHNOLOGY, INC.)
             (Exact name of registrant as specified in its charter)


                           --------------------------

                       NEW YORK                           13-3482597
           (State or other jurisdiction of              (I.R.S. Employer
            incorporation or organization)           Identification No.)

                                                 ALAN J. NICKERSON
                                     CHIEF FINANCIAL OFFICER AND SECRETARY
                                             POLYVISION CORPORATION
  866 NORTH MAIN STREET EXTENSION        866 NORTH MAIN STREET EXTENSION
     WALLINGFORD, CONNECTICUT 06492       WALLINGFORD, CONNECTICUT  06492
              (203) 294-6906                     (203) 294-6906

(Address, including zip code,           (Name, address, including zip code, and
and telephone number,                   telephone number, including area code,
including area code, of registrant's    of agent for service)
principal executive offices)

                           --------------------------

                          COPIES OF COMMUNICATIONS TO:

                            SPENCER G. FELDMAN, ESQ.
                          GREENBERG, TRAURIG, HOFFMAN,
                             LIPOFF, ROSEN & QUENTEL
                              153 EAST 53RD STREET
                            NEW YORK, NEW YORK  10022
                               TEL: (212) 801-9200
                               FAX: (212) 223-7161

                             ----------------------

          APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after this Registration Statement becomes effective.

          If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

          If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. /X/

          If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

          If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number for the same offering. / /

          If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wallingford, State of Connecticut, on April 16, 1996.

                                   POLYVISION CORPORATION


                                   By: /s/ Alan J. Nickerson
                                      ------------------------------------------
                                           Alan J. Nickerson
                                           Chief Financial Officer and Secretary

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Steven S. Elbaum, Bragi F. Schut, Ivan Berkowitz and Alan J. Nickerson, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, in any and all capacities, to sign all amendments (including post-effective amendments) to the Registration Statement to which this power of attorney is attached, and to file all those amendments and all exhibits to them and other documents to be filed in connection with them, including any registration statement pursuant to Rule 462 under Securities Act of 1933, with the Securities and Exchange Commission.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

        Signature               Capacity in which Signed                  Date
        ---------               ------------------------                  ----

            *             Chairman of the Board and Director      April 16, 1996
- -----------------------
    Steven S. Elbaum
            *             Chief Executive Officer and Director    April 16, 1996
- -----------------------   (principal executive officer)
     Ivan Berkowitz

  /s/ Alan J. Nickerson   Chief Financial Officer and             April 16, 1996
- -----------------------   Secretary (principal financial
    Alan J. Nickerson     and accounting officer)

           *              Director                                April 16, 1996
- -----------------------
 Lyman C. Hamilton, Jr.

                          Director
- -----------------------
     Stephen C. Knup

           *              Director                                April 16, 1996
- -----------------------
   Robert J. Levenson

           *              Director                                April 16, 1996
- -----------------------
    Thomas M. Ramseur

           *              Director                                April 16, 1996
- -----------------------
     Bragi F. Schut

By:    /s/ Alan J. Nickerson
   --------------------------
    Alan J. Nickerson
    Attorney-in-Fact

                                  EXHIBIT INDEX



      EXHIBIT
      NUMBER             DESCRIPTION                                       PAGE
      -------            -----------                                       ----




     2.1 Agreement and Plan of Merger, dated as of December 21, 1994, as amended, among IDT, The Alpine Group, Inc., Alpine PolyVision, Inc. and Posterloid Corporation.(1)

     4.5 Specimen form of New Common Stock Certificate of PolyVision Corporation.(2)

     5.1       Opinion of Greenberg, Traurig, Hoffman, Lipoff, Rosen &
               Quentel.*

     24.1 Consent of Arthur Andersen LLP, independent public accountants.

     24.2 Consent of Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel (included in Exhibit 5.1).

     24.3      Consent of Price Waterhouse LLP, independent accountants.*

     25.1      Power of Attorney (contained on signature page).

- ----------------------------

(1) Incorporated herein by reference to Proxy Statement for the Annual Meeting of Shareholders, dated May 1, 1995.

(2) Incorporated herein by reference to Registration Statement on Form S-2 (No. 33-93010), effective June 9, 1995.

*              Previously filed.


                                      II-2